SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



                               April 4, 1996
                              (Date of Report)


                              March 21, 1996
                   (Date of earliest event reported)



                        Fairfield Communities, Inc.
          (Exact name of Registrant as specified in its charter)



        Delaware                  1-8096                     71-0390438
(State or other juris-         (Commission                (I.R.S. Employer
diction of incorporation)      File Number)            Identification Number)



                           2800 Cantrell Road
                      Little Rock, Arkansas  72202
                             (501) 664-6000
       (Address including zip code and telephone number including area code of Registrant's principal executive offices)

                     INFORMATION INCLUDED IN THE REPORT




Item 5         Other Events

     On March 21, 1996, the Board of Directors of Fairfield Communities, Inc. (the "Company") amended and restated the Bylaws of the Company to increase the maximum size of the Board of Directors from seven to eight members. A copy of the Third Amended and Restated Bylaws of the Company, reflecting the foregoing amendment, is attached hereto as Exhibit 3.(ii)(a) and is hereby incorporated by reference.

     On April 1, 1996, the Board of Directors of the Company amended and restated the Bylaws of the Company to increase the maximum size of the Board of Directors from eight to nine members. A copy of the Fourth Amended and Restated Bylaws of the Company, reflecting the foregoing amendment, is attached hereto as Exhibit 3.(ii)(b) and is hereby incorporated by reference.

Item 7         Financial Statements and Exhibits



          (c)  Exhibits
               --------

               3.(ii)(a)   Third Amended and Restated Bylaws of Fairfield
                           Communities, Inc.

               3.(ii)(b)   Fourth Amended and Restated Bylaws of Fairfield
                           Communities, Inc.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FAIRFIELD COMMUNITIES, INC.


                                        By: /s/ Marcel J. Dumeny
                                                Marcel J. Dumeny
                                                Senior Vice President

Date:  April 4, 1996

                         FAIRFIELD COMMUNITIES, INC.

                               EXHIBIT INDEX
                               -------------




                                                                Sequential
Exhibit Number    Description                                   Page Number
- --------------    -----------                                   -----------

  3.(ii)(a)       Third Amended and Restated Bylaws of
                  Fairfield Communities, Inc.

  3.(ii)(b)       Fourth Amended and Restated Bylaws of
                  Fairfield Communities, Inc.